Exhibit 99.2

Jet.AI Authorizes $5.0 Million Share Repurchase Program

Las Vegas, NV, March 17, 2026 (GLOBE NEWSWIRE) -- Jet.AI Inc. (“Jet.AI” or the “Company”) (Nasdaq: JTAI), an emerging provider of high-performance GPU infrastructure and AI cloud services, announced today that its Board of Directors has approved a share repurchase program authorizing the Company to repurchase up to $5.0 million of its common stock.

“With the Midwestern project now supported by a clear natural gas power supply pathway and the completion of all remaining Milestone 3 objectives announced yesterday, we have authorized a $5 million share repurchase program,” said Mike Winston, Founder and Executive Chairman of Jet.AI. “This decision reflects our commitment to disciplined, flexible capital allocation. Repurchases will be considered when we believe the market price meaningfully understates intrinsic value and when buybacks compete favorably relative to other uses of capital. When executed thoughtfully, buybacks allow continuing shareholders to increase their ownership in the Company’s underlying assets, improve per-share economics over time, and signal management’s confidence in the long-term value of the business, while still preserving the financial flexibility needed to pursue attractive opportunities as they arise.”

Under the stock repurchase program, the Company may buy back its common stock from time to time, in amounts, at prices, and at such times as the Company deems appropriate, subject to market conditions, pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and federal and state laws governing such transactions, through a variety of methods, which may include open market purchases, privately negotiated transactions, block trades, accelerated share repurchase transactions, purchases through 10b5-1 trading plans, or by any combination of such methods. The repurchase program does not oblige the Company to acquire any specific number of shares and may be modified, discontinued, or suspended at any time.

About Jet.AI

Jet.AI Inc. is a technology-driven company focused on deploying artificial intelligence tools and infrastructure to enhance decision-making, efficiency, and performance across complex systems. The Company is listed on the Capital Market of the Nasdaq Stock Market LLC under the ticker symbol “JTAI”.

Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, with respect to the products and services offered by Jet.AI and the markets in which it operates, Jet.AI’s projected future results, and Jet.AI’s perception of market conditions. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and Jet.AI assumes no obligation and does not intend to update or revise these forward-looking statements, whether because of new information, future events, or otherwise, except as provided by law.

Jet.AI Investor Relations:

Gateway Group, Inc.

949-574-3860

Jet.AI@gateway-grp.com